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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 11, 2004


                              PLATO LEARNING, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                     0-20842                  36-3660532
          --------                     -------                  ----------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)


10801 Nesbitt Avenue South, Bloomington, MN                       55437
-------------------------------------------                       -----
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (952) 832-1000
                                                     --------------


                                 Not Applicable
                                 --------------
                        (Former name or former address if
                           changed since last report)







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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit 99.1: Press Release dated August 11, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 11, 2004, we issued a press release, attached hereto as Exhibit 99.1, providing updated financial guidance for our third quarter and fiscal year 2004.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on August 11, 2004.


                                                 PLATO LEARNING, INC.

                                                 By  /s/ Gregory J. Melsen
                                                     ---------------------------
                                                     Gregory J. Melsen
                                                     Chief Financial Officer





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                                 EXHIBIT INDEX


EXHIBIT NO.                 DESCRIPTION
-----------                 -----------

   99.1                     Press Release dated August 11, 2004






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